UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2019, the Company and Mr. Isto agreed to terminate the employment agreement by and between the Company and Mr. Isto, dated July 1, 2016, as amended December 15, 2017 (the “2016 Isto Employment Agreement”), such termination to be effective January 1, 2019.  Also on February 14, 2019, Royal Gold Corporation (“RGC”), a wholly owned subsidiary of the Company, and Mr. Isto entered into a new employment agreement (the “2019 Isto Employment Agreement”), effective as of January 1, 2019.  The 2019 Isto Employment Agreement is substantially in the form of the Form of Employment Agreement by and between Royal Gold, Inc. and Executives filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 8, 2016, as amended by the Form of First Amendment to Employment Agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on February 8, 2018, and is identical to the 2016 Isto Employment Agreement in all material respects, with the following exceptions:

Base Salary:  The annual base salary in the amount of the Canadian equivalent of US$430,000;

Governing Law:  RGC is a Canadian entity, and the 2019 Isto Employment Agreement is governed by the laws of the Province of Ontario, Canada.  It therefore includes certain provisions that vary from the Form of Employment Agreement by and between Royal Gold, Inc. and Executives previously filed on Form 8-K by the Company and that are necessary or appropriate to conform to such laws.

Mr. Isto is also eligible to participate in benefit and retirement plans meeting the requirements of Canadian law.

The foregoing description of the 2019 Isto Employment Agreement is qualified in its entirety by reference to the 2019 Isto Employment Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

In connection with Mr. Isto’s transition of employment from the Company to RGC, on February 14, 2019, the Company entered into a replacement indemnification agreement with Mr. Isto (the “2019 Isto Indemnification Agreement”), substantially in the form of the Company’s standard form of Amended and Restated Indemnification Agreement. The 2019 Isto Indemnification Agreement provides that the Company will hold harmless and indemnify Mr. Isto to the fullest extent authorized or permitted by law, even if such indemnification is not specifically authorized by the other provisions thereof, the certificate of incorporation, the Company’s bylaws or by statute.  The standard form of indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on September 4, 2014, and is incorporated herein by reference.

Additional information about Mr. Isto can be found in the Company’s Notice of 2018 Annual Meeting of Stockholders and Proxy Statement filed on October 1, 2018.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between Royal Gold Corporation and Mark Isto, effective January 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feb
Royal Gold, Inc.
(Registrant)

Dated: February 20, 2019	By:	/s/ Bruce C. Kirchhoff
		Name:	Bruce C. Kirchhoff
		Title:	Vice President, General Counsel and Secretary